SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): April 4, 2005
                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)



                                   California

                 (State or Other Jurisdiction of Incorporation)



                000-22020                                   77-0164056

        (Commission File Number)               (IRS Employer Identification No.)


            855 Jarvis Drive
               Suite 100
        Morgan Hill, California                               95037

(Address of Principal Executive Offices)                   (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Section 2.02 - Results of Operations and Financial Condition.

         (a) The information contained in this Section 2.02, and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On April 5, 2005, Castelle issued a press release regarding its financial results for its fourth fiscal quarter and year ended December 31, 2004. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

Section 9.01 - Financial Statements and Exhibits

         (c)       Exhibits


                  The following exhibit is being furnished herewith:

         Exhibit
         Number                Description
        ========               ==============================================
         99.1                  Text of press release issued by Castelle dated
                               April 4, 2005.*

                  * This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 4, 2005

                                                Castelle



                                          By:    /s/ Paul W. Cheng

                                                 Paul W. Cheng

                                                 Vice President, Chief Financial
                                                 Officer and Secretary


================================================================================



                                  EXHIBIT INDEX

         Exhibit
         Number                    Description
         =========                 =============================================


         99.1                   Text of press release issued by Castelle dated
                                April 4, 2005. *


          *   This information shall not be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.